UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report - June 4, 2008 (Date of earliest event reported)
INGERSOLL-RAND COMPANY LIMITED (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	1-985 (Commission File Number)	75-2993910 (I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda (Address of principal executive offices, including zip code)
(441) 295-2838 (Registrant's phone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On June 4, 2008, Mr. James V. Gelly, Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company Limited (the “Company”) left the Company.

(c)

On June 4, 2008, the Company appointed Steven R. Shawley, age 55, as Senior Vice President and Chief Financial Officer of the Company effective immediately. Mr. Shawley has been a Senior Vice President of the Company and President of the Company’s Climate Control Sector since August 2005. He previously served as the Company’s President of Climate Controls America from 2003-2005 and served as the Company’s Vice President and Controller from 1999-2002.

Mr. Shawley’s new position includes the following compensatory arrangements: annual base salary of $525,000; a target Annual Incentive Matrix (“AIM”) opportunity equal to 90% of base salary; a target annual award of stock options of 125% of base salary; a target annual award under the Performance Share Program (“PSP”) of 14,000 Class A common shares; a one-time special stock option grant of 100,000 options; waiver of the early retirement reduction in benefits in the Company’s Executive Officer Supplemental Program (“EOSP”); and relocation benefits.

The description above is a summary of the offer letter dated June 5, 2008 (the “Shawley Offer Letter”) and is qualified in its entirety by the Shawley Offer Letter, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Additional information about the Company’s AIM, PSP and stock option programs, retirement plans and other executive compensation, benefit and perquisite arrangements is available in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2008.

On June 5, 2008, upon the consummation of the Company’s acquisition of Trane Inc. (“Trane”), the Company appointed Senior Vice President Michael W. Lamach as President of the Trane Commercial business. Since February 2004 when he joined the Company, Mr. Lamach served as President of the Security Technologies Sector. From 2003-2004 Mr. Lamach served as Group Vice President and Managing Director Europe/Asia for Johnson Controls, Inc.

Mr. Lamach’s new position includes the following compensatory arrangements: annual base salary of $575,000; a target AIM opportunity equal to 90% of base salary; a target annual award of stock options of 115% of base salary; a target annual award under the PSP of 12,000 shares of Class A common stock; and a one-time special stock option grant of 100,000 options.

Additionally, the Company agreed to modify the terms that would apply in the event of an involuntary termination of Mr. Lamach from the Company. Upon any involuntary termination, Mr. Lamach would be entitled to a severance payment of eighteen months of base salary if he is terminated prior to February 14, 2009 and twelve months base salary if termination occurs after this date. Mr. Lamach would also be entitled to the payment of his AIM award according to the plan provisions up to the target level. In addition, Mr. Lamach would be entitled to a pro-rata payment of the PSP award earned as of the termination date, which will be paid according to plan provisions, up to the pro-rata target level.

The description above is a summary of the addendum to the employment agreement dated December 24, 2003 (the “Lamach Addendum”), which is dated June 4, 2008 and is qualified in its entirety by the Lamach Addendum, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

On June 5, 2008, upon the consummation of the Company’s acquisition of Trane, the Company appointed David R. Pannier, age 57, as a Senior Vice President of the Company and Sector President, Trane Residential. Mr. Pannier has served as President, Residential Systems of Trane since January 2002.

Mr. Pannier’s new position includes the following compensatory arrangements: annual base salary of $325,000; a target annual cash incentive opportunity of 65% of base salary; a stock option award of 100,000 options; participation in an incentive stock plan, a deferred compensation plan and the EOSP; and the use of a Company automobile.

The description above is a summary of the offer letter dated April 7, 2008 (the “Pannier Offer Letter”) and is qualified in its entirety by the Pannier Offer Letter, which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

On June 4, 2008, the Company also appointed Didier Teirlinck, age 51, as Senior Vice President of the Company and President of its Climate Control Technologies Sector effective immediately. Mr. Teirlinck previously served as President, Climate Control - Europe, a position he held since joining the Company from Volvo Compact Equipment in 2005. From 2000-2005, Mr. Teirlinck served as President of Volvo Compact Equipment.

Mr. Teirlinck’s new position includes the following compensatory arrangements: annual base salary of $500,000; a target AIM opportunity equal to 90% of base salary; a target annual award of stock options of 100% of base salary; a target annual award under the PSP of 10,000 Class A common shares; the use of a Company automobile; participation in the EOSP plan; and relocation benefits.

The description above is a summary of the offer letter dated June 5, 2008 (the “Teirlinck Offer Letter”) and is qualified in its entirety by the Teirlinck Offer Letter, which is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

(d)

In accordance with the Merger Agreement dated as of December 15, 2007 among the Company, Trane and Indian Merger Sub, Inc. (the “Merger Agreement”), the Company agreed to appoint two Trane directors as directors of the Company following the acquisition of Trane. On June 5, 2008, the Company appointed Edward E. Hagenlocker and Jared L. Cohon, who had previously served as directors of Trane, as directors of the Company. Mr. Hagenlocker has been appointed to the Audit and Finance Committees of the Board. Mr. Cohon has been appointed to the Compensation and Corporate Governance and Nominating Committees of the Board.

A copy of the press release announcing the Company’s organizational changes is filed with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

10.1	Shawley Offer Letter, dated June 5, 2008
10.2	Lamach Addendum, dated June 4, 2008
10.3	Pannier Offer Letter, dated April 7, 2008
10.4	Teirlinck Offer Letter, dated June 5, 2008
99.1	Press Release of Ingersoll-Rand Company Limited dated June 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED

(Registrant)

Date: June 9, 2008	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Shawley Offer Letter, dated June 5, 2008
10.2	Lamach Addendum, dated June 4, 2008
10.3	Pannier Offer Letter, dated April 7, 2008
10.4	Teirlinck Offer Letter, dated June 5, 2008
99.1	Press Release of Ingersoll-Rand Company Limited dated June 9, 2008